EXHIBIT 99-B.8.51

                                     FORM OF

                      AMENDMENT TO PARTICIPATION AGREEMENT

                                      AMONG

                               ING PARTNERS, INC.

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                       AND

                           ING FINANCIAL ADVISERS, LLC

     This Amendment is dated as of the ____ day of ____, 200_ by and between ING Partners, Inc. effective (the "Fund"), ING Life Insurance and Annuity Company (referred to as the "Adviser" in its capacity as investment adviser to the Fund, and the "Company" in its capacity as the issuer of variable annuity and variable life insurance contracts) and ING Financial Advisers, LLC (the "Distributor") (collectively, the "Parties").

     WHEREAS, the Parties entered into a Participation Agreement on November 28, 2001 (the "Agreement") and subsequently amended March 5, 2002, May 1, 2003 and November 1, 2004;

     WHEREAS, the Parties desire to further amend said Agreement in the manner hereinafter set forth;

     NOW THEREFORE, the parties hereby amend the Agreement in the following form:

     1. By replacing the existing Schedule B with the Schedule B attached hereto.

     2. All of the other provisions contained in the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ING PARTNERS, INC.

BY:  __________________________________

NAME:  _______________________________

TITLE:  ________________________________

ING LIFE INSURANCE AND ANNUITY COMPANY

BY:  __________________________________

NAME:  _______________________________

TITLE:  ________________________________

ING FINANCIAL ADVISERS, LLC

BY:  __________________________________

NAME:  _______________________________

TITLE:  ________________________________

                                   SCHEDULE B

                               ING PARTNERS, INC.

                              DESIGNATED PORTFOLIOS

ING Alger Growth Portfolio - Initial, Adviser and Service Class
ING Alger Aggressive Growth Portfolio - Initial, Adviser and Service Class
ING Alger Capital Appreciation Portfolio - Initial, Adviser and Service Class ING American Century Small Cap Value Portfolio - Initial, Adviser and Service
    Class
ING Baron Small Cap Growth Portfolio - Initial, Adviser and Service Class
ING DSI Enhanced Index Portfolio - Initial, Adviser and Service Class
ING Goldman Sachs(R) Capital Growth Portfolio* - Initial, Adviser and Service
    Class
ING Goldman Sachs(R) Core Equity Portfolio* - Initial, Adviser and Service
    Class
ING JPMorgan Fleming International Portfolio - Initial, Adviser and Service
    Class
ING JPMorgan Mid Cap Value Portfolio - Initial, Adviser and Service Class
ING MFS Capital Opportunities Portfolio - Initial, Adviser and Service Class
ING MFS Global Growth Portfolio - Initial, Adviser and Service Class
ING MFS Research Equity Portfolio - Initial, Adviser and Service Class
ING OpCap Balanced Value Portfolio - Initial, Adviser and Service Class
ING PIMCO Total Return Portfolio - Initial, Adviser and Service Class
ING Salomon Brothers Aggressive Growth Portfolio - Initial, Adviser and Service
    Class
ING American Century Large Cap Value Portfolio (formerly ING Salomon Brothers
    Investors Value Portfolio) - Initial, Adviser and Service Class
ING Salomon Brothers Fundamental Value Portfolio - Initial, Adviser and Service
    Class
ING T. Rowe Price Growth Equity Portfolio - Initial, Adviser and Service Class ING UBS Tactical Asset Allocation Portfolio - Initial, Adviser and Service Class ING Van Kampen Comstock Portfolio - Initial, Adviser and Service Class
ING Van Kampen Equity and Income Portfolio - Initial, Adviser and Service Class ING Solution 2015 Portfolio - Initial, Adviser and Service Class
ING Solution 2025 Portfolio - Initial, Adviser and Service Class
ING Solution 2035 Portfolio - Initial, Adviser and Service Class
ING Solution 2045 Portfolio - Initial, Adviser and Service Class
ING Solution Income Portfolio - Initial, Adviser and Service Class
ING American Century Select Portfolio - Initial, Adviser and Service Class
ING Baron Small Cap Portfolio - Initial, Adviser and Service Class
ING Legg Mason Value Portfolio - Initial, Adviser and Service Class
ING Marsico Growth Portfolio - Initial, Adviser and Service Class
ING Oppenheimer Global Portfolio - Initial, Adviser and Service Class


*Goldman Sachs(R) is a registered service mark of Goldman, Sachs & Co., and it is used by agreement with Goldman, Sachs & Co.